Exhibit 99.4

Unaudited Pro Forma Combined Condensed Financial Information

      The following unaudited pro forma combined condensed financial statements give effect to the merger of Macrovision Corporation ("Macrovision") and GLOBEtrotter Software Inc. ("GLOBEtrotter") on a pooling of interest basis. The unaudited pro forma combined condensed statements of operations assume the merger was consummated as of the beginning of the earliest period presented and combine Macrovision and GLOBEtrotter statements of operations for the six months ended June 30, 2000 and the years ended December 31, 1999, 1998 and 1997, respectively. The unaudited pro forma combined condensed balance sheet at June 30, 2000 combines the consolidated balance sheet of Macrovision as of June 30, 2000 and the consolidated balance sheet of GLOBEtrotter as of June 30, 2000.

      These unaudited pro forma combined condensed financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the consolidated financial statements of Macrovision, included in its Annual Report on Form 10-K for the year ended December 31, 1999, its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000, its Definitive Proxy Statement on Form DEF14A and its Current Report on Form 8-K filed March 31, 2000.

      The following unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results of financial position that actually would have been realized had Macrovision and GLOBEtrotter been a combined company during the specified periods.

          PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION
                                  June 30, 2000
                                   (Unaudited)
                             (Amounts in thousands)

                                                                                   Pro Forma   Pro Forma
                                                     Macrovision   Globetrotter   Adjustments   Combined
                                                     -----------   ------------   -----------   --------
ASSETS
     Cash and cash equivalents                         $ 13,141      $   881                    $ 14,022
     Short-term investments                             119,650           --                     119,650
     Accounts receivable, net                             9,603        4,194                      13,797
     Inventories                                             89          111                         200
     Prepaid expenses and other assets                    6,274          489                       6,763
                                                       --------      -------       -------      --------

       Total Current Assets                             148,757        5,675                     154,432

     Property and equipment, net                          1,613          378                       1,991
     Patents and other intangibles, net                   1,459          667                       2,126
     Long-term marketable investment securities         104,723           --                     104,723
     Intangibles associated with acquisition, net        15,145           --                      15,145
     Other assets                                         7,462           --                       7,462
                                                       --------      -------       -------      --------

       TOTAL ASSETS                                    $279,159      $ 6,720                    $285,879
                                                       ========      =======       ========     ========

LIABILITIES
     Accounts payable                                  $  1,674      $   100                    $  1,774
     Accrued expenses                                     4,389        1,018                       5,407
     Deferred revenue                                     2,941        6,120                       9,061
     Income taxes payable                                   411            8                         419
     Current portion of capital lease obligations            19           67                          86
                                                       --------      -------       -------      --------

       Total Current Liabilities                          9,434        7,313                      16,747

     Note payable                                            --          166                         166
     Deferred tax liabilities                            11,630           --                      11,630
                                                       --------      -------       -------      --------

       TOTAL LIABILITIES                                 21,064        7,479                      28,543

STOCKHOLDERS' EQUITY                                    258,095         (759)                    257,336
                                                       --------      -------       -------      --------

TOTAL LIABILITIES STOCKHOLDERS'
EQUITY                                                 $279,159      $ 6,720                    $285,879
                                                       ========      =======       ========     ========

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                         Six Months Ended June 30, 2000
                                   (Unaudited)
                  (Amounts in thousands, except per share data)

                                                                                 Pro Forma   Pro Forma
                                                     Macrovision  Globetrotter  Adjustments  Combined
                                                     -----------  ------------  -----------  --------

Net revenues                                           $26,246      $  8,612                 $34,858

Costs and expenses:
        Costs of revenues                                1,764           197                   1,961
        Research and development                         2,340           781                   3,121
        Selling and marketing                            5,174         2,093                   7,267
        General and administrative                       4,030         1,821                   5,851
        Goodwill amortization                            1,487            --                   1,487
        Stock-based compensation                            --        10,851                  10,851
                                                       -------      --------                 -------
            Total costs and expenses                    14,795        15,743                  30,538
                                                       -------      --------                 -------

Operating income                                        11,451        (7,131)                  4,320
Interest and other income, net                           4,932            40                   4,972
                                                       -------      --------                 -------

Income before income taxes                              16,383        (7,091)                  9,292
Income taxes                                             6,455            48                   6,503
                                                       -------      --------                 -------

Net income                                             $ 9,928      $ (7,139)                $ 2,789
                                                       =======      ========                 =======

Basic earnings per share                               $  0.25      $  (0.88)                $  0.06
                                                       =======      ========                 =======

Shares used in computing basic earnings per share       39,742         8,099        846(a)    48,687
                                                       =======      ========     ======      =======

Diluted earnings per share                             $  0.24      $  (0.88)                $  0.05
                                                       =======      ========                 =======

Shares used in computing diluted earnings per
share                                                   41,981         8,099        846       50,926
                                                       =======      ========     ======      =======

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                          Year Ended December 31, 1999
                                   (Unaudited)
                  (Amounts in thousands, except per share data)

                                                                                 Pro Forma   Pro Forma
                                                     Macrovision  Globetrotter  Adjustments  Combined
                                                     -----------  ------------  -----------  --------

Net revenues                                           $37,390      $14,686                   $52,076

Costs and expenses:
        Costs of revenues                                3,012          338                     3,350
        Research and development                         4,402        1,213                     5,615
        Selling and marketing                            8,973        3,968                    12,941
        General and administrative                       5,529        3,830                     9,359
        Goodwill amortization                            1,600           --                     1,600
        In-process research & development                4,286           --                     4,286
                                                       -------      -------                   -------
            Total costs and expenses                    27,802        9,349                    37,151
                                                       -------      -------                   -------

Operating income                                         9,588        5,337                    14,925
Interest and other income, net                           1,603           68                     1,671
                                                       -------      -------                   -------

Income before income taxes                              11,191        5,405                    16,596
Income taxes                                             3,961          148                     4,109
                                                       -------      -------                   -------

Net income                                             $ 7,230      $ 5,257                   $12,487
                                                       =======      =======                   =======

Basic earnings per share                               $  0.20      $  0.66                   $  0.28
                                                       =======      =======                   =======

Shares used in computing basic earnings per share       36,196        8,000        835(a)      45,031
                                                       =======      =======      =====        =======

Diluted earnings per share                             $  0.19      $  0.66                   $  0.27
                                                       =======      =======                   =======

Shares used in computing diluted earnings per
share                                                   38,262        8,000        835         47,097
                                                       =======      =======      =====        =======

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                          Year Ended December 31, 1998
                                   (Unaudited)
                  (Amounts in thousands, except per share data)

                                                                                   Pro Forma    Pro Forma
                                                       Macrovision   Globetrotter  Adjustments  Combined
                                                       -----------   ------------  -----------  --------

Net revenues                                             $24,434       $12,012                  $36,446

Costs and expenses:
        Costs of revenues                                  2,081           354                    2,435
        Research and development                           2,578         1,494                    4,072
        Selling and marketing                              5,985         3,667                    9,652
        General and administrative                         4,621         2,816                    7,437
                                                         -------       -------                  -------
            Total costs and expenses                      15,265         8,331                   23,596
                                                         -------       -------                  -------

Operating income                                           9,169         3,681                   12,850
Interest and other income, net                             1,102            77                    1,179
                                                         -------       -------                  -------

Income before income taxes                                10,271         3,758                   14,029
Income taxes                                               3,929            91                    4,020
                                                         -------       -------                  -------

Net income                                               $ 6,342       $ 3,667                  $10,009
                                                         =======       =======                  =======

Basic earnings per share                                 $  0.20       $  0.46                  $  0.25
                                                         =======       =======                  =======

Shares used in computing basic earnings per share         32,016         8,000         835(a)    40,851
                                                         =======       =======      ======      =======

Diluted earnings per share                               $  0.19       $  0.46                  $  0.23
                                                         =======       =======                  =======

Shares used in computing diluted earnings per share       34,212         8,000         835       43,047
                                                         =======       =======      ======      =======

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                          Year Ended December 31, 1997
                                   (Unaudited)
                  (Amounts in thousands, except per share data)

                                                                                   Pro Forma    Pro Forma
                                                       Macrovision   Globetrotter  Adjustments  Combined
                                                       -----------   ------------  -----------  --------

Net revenues                                             $20,340        $10,723                 $31,063

Costs and expenses:
        Costs of revenues                                  2,422            271                   2,693
        Research and development                           2,248          1,293                   3,541
        Selling and marketing                              5,765          3,156                   8,921
        General and administrative                         4,149          2,026                   6,175
                                                         -------        -------                 -------
            Total costs and expenses                      14,584          6,746                  21,330
                                                         -------        -------                 -------

Operating income                                           5,756          3,977                   9,733
Interest and other income, net                               478              2                     480
                                                         -------        -------                 -------

Income before income taxes                                 6,234          3,979                  10,213
Income taxes                                               2,413             34                   2,447
                                                         -------        -------                 -------

Net income                                               $ 3,821        $ 3,945                 $ 7,766
                                                         =======        =======                 =======

Basic earnings per share                                 $  0.15        $  0.49                 $  0.22
                                                         =======        =======                 =======

Shares used in computing basic earnings per share         25,904          8,000        835(a)    34,739
                                                         =======        =======     ======      =======

Diluted earnings per share                               $  0.14        $  0.49                 $  0.21
                                                         =======        =======                 =======

Shares used in computing diluted earnings per share       27,840          8,000        835       36,675
                                                         =======        =======     ======      =======

      Notes to Unaudited Pro Forma Combined Condensed Financial Statements

1. Pro Forma Basis of Presentation

            The unaudited pro forma condensed combined statements of income are based on the unaudited condensed consolidated financial statements of each Macrovision and GLOBEtrotter for the six months ended June 30, 2000, the consolidated financial statements of each Macrovision and GLOBEtrotter for the years ended December 31, 1999, 1998 and 1997. The unaudited pro forma condensed combined statement of financial position is based on the unaudited condensed consolidated financial statements of each of Macrovision and GLOBEtrotter at June 30, 2000. The unaudited pro-forma combined condensed financial statements reflect the combined operations of the two companies as if the merger was consummated as of the earliest period presented on a pooling of interest basis. In the opinion of Macrovision and GLOBEtrotter management, all adjustments and disclosures necessary for a fair presentation of the pro forma data have been made. These unaudited pro forma combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the merger been consummated as of the dates indicated or of the results that may be obtained in the future.

2. Pro Forma Adjustments

      (a) The pro forma combined diluted earnings per share is based on net income and the weighted average number of outstanding common shares, including the dilutive effect of incentive and non-qualified stock options. The weighted average number of outstanding common shares has been adjusted to reflect the exchange ratio of 1.104407 shares of Macrovision common stock for each share of GLOBEtrotter common stock.

      A pro forma adjustment has been made to reflect the assumed issuance of approximately 8,944,548 shares of Macrovision common stock in exchange for all of the outstanding GLOBEtrotter common stock (based on the exchange ratio of 1.104407). The actual number of shares of Macrovision common stock to be issued in connection with the merger will be based on the number of shares of` GLOBEtrotter common stock issued and outstanding at the effective time of the merger.

      Each outstanding GLOBEtrotter option will be converted into an option with respect to common stock of the combined company, in a manner that maintains the intrinsic value of the converted option. The number of shares of common stock of the combined company to which any such converted option will be converted to equal the number of GLOBEtrotter shares subject to the option multiplied by
1.104407 (the exchange ratio for the merger), and the exercise price of such award will be its current exercise price divided by 1.104407.

      (b) No pro forma adjustment has been made to reflect a combined effective tax rate for the combined company. GLOBEtrotter elected S corporation status for federal and state income tax purposes in the presented periods. If the Macrovision tax rate had been used, the combined company's pro-forma combined income tax expense would have been increased by approxmately $1.4 million, $1.3 million and $1.5 million for the six months ended June 30, 2000 and December 31, 1999, 1998 and 1997, respectively.